SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—June 26, 2002

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Mellon Center
500 Grant Street
Pittsburgh, Pennsylvania 15258
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code—(412) 234-5000

ITEM 5.    OTHER EVENTS

By press release dated June 26, 2002, Mellon Financial Corporation (the “Corporation”) released information regarding WorldCom, Inc.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Mellon Financial Corporation Press Release dated June 26, 2002, regarding the matter referenced in Item 5 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

By:	/s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer

Date:  June 27, 2002

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated June 26, 2002	Filed herewith